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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Habersham Bancorp on Form S-3 of our report dated January 26, 1996, appearing in the Annual Report on Form 10-KSB of Habersham Bancorp for the year ended December 31, 1995 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                          /s/  DELOITTE & TOUCHE LLP

Atlanta, Georgia
December 16, 1996